UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

SCVX CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39190	98-1518469
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Attn: Strategic Cyber Ventures,
1220 L St NW, Suite 100-397	20005
(Address of principal executive offices)	(Zip Code)

(202) 681-8461

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-half of one redeemable warrant to purchase one Class A ordinary share	SCVX.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	SCVX	New York Stock Exchange
Redeemable warrants to purchase Class A ordinary shares	SCVX WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, SCVX Corp., a Cayman Islands exempted company (the “Company”), received a notice from the New York Stock Exchange (the “NYSE”) indicating that it is not in compliance with NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Form 10-Q for the period ended March 31, 2021 (the “Form 10-Q”).

As disclosed in the Form 12b-25 filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 17, 2021, the Form 10-Q was delayed as a result of a statement issued by the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC on April 12, 2021 regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “SEC Statement”). As a result of the SEC Statement, the Company reevaluated the accounting treatment of its warrants and determined to classify the warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. The Company is working diligently to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020. Until restated financial statements for 2020 have been filed on an amended Form 10-K, the Company is unable to complete and file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.

Under the NYSE’s rules, the Company has six months from May 25, 2021 to file the Form 10-Q with the SEC and can regain compliance with the NYSE listing standards before that deadline by filing the Form 10-Q with the SEC. As required by the NYSE rules, on May 28, 2021, the Company issued a press release regarding the matters described in this Item 3.01. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 28, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021

SCVX CORP.

By:	/s/ Michael Doniger
Name:	Michael Doniger
Title:	Chief Executive Officer and Chairman

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